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KYZEN CORPORATION
EXHIBITS (cont)



Exhibit 10.37

Second Amendment to Lease Agreement

      This Second Amendment to Lease Agreement dated as of this 20th day of May 2002 by and between FIVE-FORTY NORTH ASSOCIATES, a New Hampshire limited partnership having a mailing address of 540 North Commercial Street, Manchester, NH 03101 (hereinafter referred to as the "Landlord"), and KYZEN CORPORATION, a Tennessee corporation (hereinafter referred to as the "Tenant").

      WHEREAS, Landlord and Tenant are parties to a Lease Agreement dated April 25, 1995 (the "Lease") and First Amendment dated December 30, 1997, under which Landlord leased to Tenant and Tenant leased from Landlord a portion of a building located on land owned by the Landlord at 540 North Commercial Street in Manchester, New Hampshire (the "Building");

      WHEREAS, Landlord desires to lease to Tenant and Tenant desired to extend their original Lease and First Amendment, which shall include the additional 800 square feet currently being leased in additional to their 6,625 square feet for a total of 7,425 square feet.

      WHEREAS, the parties desire to amend the Lease to provide for the terms and conditions under which the term of the Lease shall be extended.

      NOW THEREFORE, in consideration of the mutual convenants and conditions contained herein, the parties agree as follows:



      1. EFFECTIVE DATE: The effective date of this Second Amendment to Lease Agreement shall be June 1, 2002.

      2. TERM OF LEASE: The term of this Lease Amendment is for a period of four (4) years, commencing June 1, 2002 and ending on May 31, 2006.

      3. RENT: Tenant shall pay Landlord, as base rent for the Leased Premised during the term of this Lease Amendment as follows:

            (a) From June 1, 2002 to May 31, 2003, Lessee shall pay Lessor Base Rent at the annual sum of Thirty-nine thousand, eight hundred forty dollars ($39,840.00) which rent shall be payable, in advance, in equal monthly installments of $3,320.00 on the first day of each and every calendar month during such period.

            (b) From June 1, 2003 to May 31, 2004, Lessee shall pay Lessor Base Rent at the annual sum of Forty-two thousand, two hundred forty dollars ($42,240.00) which rent shall be payable, in advance, in equal monthly installments of $3,520.00 on the first day of each and every calendar month during such period.

            (c) From June 1, 2004 to May 31, 2005, Lessee shall pay Lessor Base Rent at the annual sum of Forty-three thousand, four hundred forty dollars ($43,440.00) which rent shall be payable, in advance, in equal monthly installments of $3,620.00 on the first day of each and every calendar month during such period.

            (d) From June 1, 2005 to May 31, 2006, Lessee shall pay Lessor Base Rent at the annual sum of Forty-four thousand, six hundred forty dollars ($44,640.00) which rent shall be payable, in advance, in equal monthly installments of $3,720.00 on the first day of each and every calendar month during such period.

      4. ADDITIONAL RENT: Notwithstanding any other provisions contained in the Lease to the contrary, the amount stated above for Base Rent, beginning June 1, 2002, shall be inclusive of Tenant's Common Area Maintenance Charge and Tenant's Proportionate Share of Real Estate Taxes.

      5. ADDITIONAL LEASE AMENDMENT PROVISIONS: In the event that, in the opinion of Landlord, emission/fumes from Lessee's manufacturing/cleaning processes are causing a problem for other tenants in the building to the extent that remedial measures must be implemented, then, at the Landlord's direction, the Lessee shall install a vent stack to above the roof line to address the problem. Said vent stack shall be installed of materials and in a manner and location specified by Landlord. Landlord shall reimburse Lessee for 50% of the cost of fabricating and installing said vent stack, up to a maximum reimbursement of $5,000.00.

      6. Except as amended herein, all terms and conditions of the Lease remain in full and effect, unless they have previously expired.



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KYZEN CORPORATION
EXHIBITS (cont)

      IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Lease Agreement as of the day and year first written above.

                                        FIVE-FORTY NORTH ASSOCIATES



      Dated:  June 3, 2002              By:  /s/ John C. Madden, General Partner
            ------------------------         -----------------------------------

                                             John C. Madden, General Partner

                                        KYZEN CORPORATION


      Date:   May 28, 2002                  By: /s/ Kyle J.  Doyel

                                        its duly authorized President